MASSMUTUAL SELECT FUNDS

Supplement dated June 6, 2014 to the

Prospectus dated April 1, 2014

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Effective May 1, 2014, Jackson Square Partners, LLC (“Jackson Square”) replaced Delaware Investment Fund Advisers (“Delaware”) as subadviser to the Growth Opportunities Fund.

The following information replaces the information found in the second paragraph under Principal Investment Strategies on page 51 for the Growth Opportunities Fund:

The Fund is managed by two subadvisers, Sands Capital Management, LLC (“Sands Capital”) and Jackson Square Partners, LLC (“Jackson Square”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Sands Capital seeks long-term capital appreciation by investing in stocks believed to have potential for dramatic wealth creation using bottom-up, fundamental research and focusing on six key investment criteria: sustainable, above average earnings growth, a leadership position in a promising business space, significant competitive advantages/unique business franchise, a clear mission and value-added focus, financial strength, and rational valuation relative to the market and business prospects. Sands Capital does not typically invest in companies with market capitalizations less than $1 billion. Jackson Square seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital. Jackson Square will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. Each subadviser may consider selling a security for the Fund, if, for example, in its judgment, the prospects for future growth do not look promising, a more attractive opportunity is identified, if fundamentals unexpectedly change or if valuations are stretched past fair value.

The information under the heading Subadvisers and under the heading Portfolio Managers relating to the Growth Opportunities Fund found on pages 52-53 in the section titled Management is hereby replaced by the following information:

Subadvisers: Sands Capital Management, LLC

Jackson Square Partners, LLC

Portfolio Managers:

Frank M. Sands, Jr., CFA is the Chief Investment Officer and Chief Executive Officer at Sands Capital. He has managed the Fund since January 2004.

Thomas M. Ricketts, CFA is a Senior Research Analyst, Senior Portfolio Manager, and Executive Managing Director at Sands Capital. He has managed the Fund since September 2009.

A. Michael Sramek, CFA is a Senior Research Analyst, Senior Portfolio Manager, and Managing Director at Sands Capital. He has managed the Fund since June 2013.

Jeffrey S. Van Harte, CFA is the Chairman and Chief Investment Officer at Jackson Square. He has managed the Fund since June 2006.

Christopher J. Bonavico, CFA is a Portfolio Manager and Equity Analyst at Jackson Square. He has managed the Fund since June 2006.

Christopher M. Ericksen, CFA is a Portfolio Manager and Equity Analyst at Jackson Square. He has managed the Fund since June 2006.

Daniel J. Prislin, CFA is a Portfolio Manager and Equity Analyst at Jackson Square. He has managed the Fund since June 2006.

The following information replaces the information for Delaware found under the heading Subadvisers and Portfolio Managers on pages 115-116 in the section titled Management of the Funds:

Jackson Square Partners, LLC (“Jackson Square”), is located at 101 California Street, Suite 3750, San Francisco, CA 94111 and manages a portion of the portfolio of the Growth Opportunities Fund. Jackson Square is a limited liability company organized under the laws of Delaware. Jackson Square is jointly owned by its portfolio management team and Delaware Investments Advisers Partners, Inc. (an affiliate of Delaware Investments Fund Advisers, which was the Fund’s investment subadviser from June 5, 2006 to April 30, 2014) (“Delaware”). As of May 1, 2014, Jackson Square had approximately $25 billion in assets under management.

Jeffrey S. Van Harte, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Van Harte is Chairman and Chief Investment Officer of Jackson Square, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was the chief investment officer for Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, Mr. Van Harte was a principal and executive vice president at Transamerica Investment Management. He has been managing portfolios and separate accounts for 30 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.

Christopher J. Bonavico, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Bonavico is a Portfolio Manager and Equity Analyst at Jackson Square. Jackson Square manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was a portfolio manager and equity analyst on Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, Mr. Bonavico was a principal and portfolio manager at Transamerica Investment Management, where he managed subadvised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.

Christopher M. Ericksen, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Ericksen is a Portfolio Manager and Equity Analyst at Jackson Square. Jackson Square manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was a portfolio manager and equity analyst on Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, Mr. Ericksen was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.

Daniel J. Prislin, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Prislin is a Portfolio Manager and Equity Analyst at Jackson Square. Jackson Square manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was a portfolio manager and equity analyst on Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, Mr. Prislin was a principal and portfolio manager at Transamerica Investment Management, where he also managed subadvised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.

The following information replaces the information for Pacific Investment Management Company LLC found under the heading Subadvisers and Portfolio Managers on pages 120-121 in the section titled Management of the Funds:

Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, California 92660, manages the investments of the PIMCO Total Return Fund. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority-owned by Allianz SE. As of December 31, 2013, PIMCO had approximately $1.92 trillion in assets under management.

William H. Gross

is the portfolio manager of the PIMCO Total Return Fund. Mr. Gross is a founder, managing director, and CIO of PIMCO based in the Newport Beach office. He has been with PIMCO since he co-founded the firm in 1971 and oversees the management of more than $1.92 trillion of securities. He is the author of numerous articles on the bond market, as well as the book, “Everything You’ve Heard About Investing is Wrong,” published in 1997. Among the awards he has received, Morningstar named Mr. Gross and his investment team Fixed Income Manager of the Decade for 2000-2009 and Fixed Income Manager of the Year for 1998, 2000, and 2007 (the first three-time recipient). He received the Bond Market Association’s Distinguished Service Award in 2000 and became the first portfolio manager inducted into the Fixed Income Analysts Society’s hall of fame in 1996. Mr. Gross is a nine-time Barron’s Roundtable panelist (2005-2013), appearing in the annual issue featuring the industry’s top investment experts, and he received the Money Management Lifetime Achievement Award from Institutional Investor magazine in 2011. In a survey conducted by Pensions and Investments magazine in 1993, he was recognized by his peers as the most influential authority on the bond market in the U.S. He has 44 years of investment experience.

The following information supplements the information for T. Rowe Price Associates, Inc. found under the heading Subadvisers and Portfolio Managers on page 122 in the section titled Management of the Funds:

Effective June 30, 2014, J. David Wagner, CFA, a Vice President and Equity Portfolio Manager at T. Rowe Price, will replace Mr. Athey as investment advisory committee chairman and portfolio manager for the Small Company Value Fund. Mr. Wagner joined T. Rowe Price in 2000 and his investment experience dates from 1999. Since joining T. Rowe Price, he has served as an equity research analyst and portfolio manager (beginning in 2008).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-14-01

MASSMUTUAL SELECT FUNDS

MassMutual Select Growth Opportunities Fund

Supplement dated June 6, 2014 to the

Summary Prospectus dated April 1, 2014

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

Effective May 1, 2014, Jackson Square Partners, LLC (“Jackson Square”) replaced Delaware Investment Fund Advisers (“Delaware”) as subadviser to the Fund.

The following information replaces the information found in the second paragraph under Principal Investment Strategies.

The Fund is managed by two subadvisers, Sands Capital Management, LLC (“Sands Capital”) and Jackson Square Partners, LLC (“Jackson Square”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Sands Capital seeks long-term capital appreciation by investing in stocks believed to have potential for dramatic wealth creation using bottom-up, fundamental research and focusing on six key investment criteria: sustainable, above average earnings growth, a leadership position in a promising business space, significant competitive advantages/unique business franchise, a clear mission and value-added focus, financial strength, and rational valuation relative to the market and business prospects. Sands Capital does not typically invest in companies with market capitalizations less than $1 billion. Jackson Square seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital. Jackson Square will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. Each subadviser may consider selling a security for the Fund, if, for example, in its judgment, the prospects for future growth do not look promising, a more attractive opportunity is identified, if fundamentals unexpectedly change or if valuations are stretched past fair value.

The information under the heading Subadvisers and under the heading Portfolio Managers in the section titled Management is hereby replaced by the following information:

Subadvisers: Sands Capital Management, LLC

Jackson Square Partners, LLC

Portfolio Managers:

Frank M. Sands, Jr., CFA is the Chief Investment Officer and Chief Executive Officer at Sands Capital. He has managed the Fund since January 2004.

Thomas M. Ricketts, CFA is a Senior Research Analyst, Senior Portfolio Manager, and Executive Managing Director at Sands Capital. He has managed the Fund since September 2009.

A. Michael Sramek, CFA is a Senior Research Analyst, Senior Portfolio Manager, and Managing Director at Sands Capital. He has managed the Fund since June 2013.

Jeffrey S. Van Harte, CFA is the Chairman and Chief Investment Officer at Jackson Square. He has managed the Fund since June 2006.

Christopher J. Bonavico, CFA is a Portfolio Manager and Equity Analyst at Jackson Square. He has managed the Fund since June 2006.

Christopher M. Ericksen, CFA is a Portfolio Manager and Equity Analyst at Jackson Square. He has managed the Fund since June 2006.

Daniel J. Prislin, CFA is a Portfolio Manager and Equity Analyst at Jackson Square. He has managed the Fund since June 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

14-01

MASSMUTUAL SELECT FUNDS

MassMutual Select Small Company Value Fund

Supplement dated June 6, 2014 to the

Summary Prospectus dated April 1, 2014

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

The information under the heading Portfolio Managers in the section titled Management is hereby supplemented by the following information:

Effective June 30, 2014, J. David Wagner, CFA, a Vice President and Equity Portfolio Manager at T. Rowe Price, will replace Mr. Athey as the portfolio manager of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

14-01

MASSMUTUAL SELECT FUNDS

Supplement dated June 6, 2014 to the

Statement of Additional Information dated April 1, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Effective May 1, 2014, Jackson Square Partners, LLC (“Jackson Square”) replaced Delaware Investment Fund Advisers (“Delaware”) as subadviser to the Growth Opportunities Fund.

The following information replaces the information for the Growth Opportunities Fund found on page B-3 in the section titled General Information:

The subadvisers for the Growth Opportunities Fund are Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, and Jackson Square Partners, LLC (“Jackson Square”), located 101 California Street, Suite 3750, San Francisco, CA 94111.

The following information replaces similar information found on page B-50 in the section titled Management of the Trust:

The Trust has a Board comprised of ten Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and Barrow Hanley, BlackRock, Brandywine Global, Columbia Management, EARNEST Partners, Federated Clover, Frontier, Harris, Huber Capital Management, J.P. Morgan, Jackson Square, Loomis Sayles, MFS, Montibus, NFJ, NTI, PIMCO, Sands Capital, Systematic, T. Rowe Price, Waddell & Reed, Wellington Management, Western Asset, and Western Asset Limited may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations, and other principal business affiliations during the past five years.

The following information replaces similar information found on page B-51 in the section titled Management of the Trust:

Nabil N. El-Hage	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082
Age: 55
Trustee since 2012
Trustee of 92 portfolios in fund complex

Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School; Director (since 2011), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

The following information replaces similar information found on page B-54 in the section titled Management of the Trust:

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attains the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The following information replaces the information found in the second paragraph on page B-91 under the heading Subadvisers in the section titled Investment Advisory and Other Service Agreements:

Sands Capital and Jackson Square both act as subadvisers for the Growth Opportunities Fund. Jackson Square, a limited liability company organized under the laws of Delaware, is jointly owned by its portfolio management team and Delaware Investments Advisers Partners, Inc. (“Delaware”). Delaware is an indirect subsidiary of Macquarie Group Limited (“Macquarie”). Macquarie is traded on the Australian Stock Exchange (ASX: MQG) and regulated by the Australian Prudential Regulation Authority, the Australian banking regulator. Investments in the Growth Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and will be subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Growth Opportunities Fund, the repayment of capital from the Fund, or any particular rate of return.

The following information replaces similar information found on page B-96 in the section titled Administrator, Sub-Administrator, and Shareholder Servicing Agent:

9	Commenced operations on July 26, 2012. The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through December 31, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.19%, 0.29%, 0.44%, 0.54%, 0.69%, and 0.84% for Classes I, R5, Service, Administrative, L, and A, respectively.

The following information replaces similar information found on page B-97 in the section titled Administrator, Sub-Administrator, and Shareholder Servicing Agent:

3	The expenses in the above table reflect a written agreement by MassMutual to waive 0.20% of Administrative fees for Classes L, R4, and R3 of the Fund through December 31, 2011. Effective December 7, 2011, the expenses in the above table also reflect a written agreement by MassMutual to (i) waive 0.05% of the Advisory fees of the Fund and (ii) waive 0.05% of Administrative fees for Class I of the Fund through December 31, 2011.

The following information replaces the information found on page B-100 in the section titled Code of Ethics:

The Trust, MML Advisers, the Distributor, Barrow Hanley, BlackRock, Brandywine Global, Columbia Management, EARNEST Partners, Federated Clover, Frontier, Harris, Huber Capital Management, J.P. Morgan, Jackson Square, Loomis Sayles, MFS, Montibus, NFJ, NTI, PIMCO, Sands Capital, Systematic, T. Rowe Price, Waddell & Reed, Wellington Management, Western Asset, and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers

Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

The information for Delaware found on page B-151 in the section titled Appendix B – Proxy Voting Policies is hereby deleted.

The following information for Jackson Square supplements the information found in the section titled Appendix B – Proxy Voting Policies.

Jackson Square Partners, LLC

Summary of Proxy Voting Policies and Procedures

If and when proxies need to be voted on behalf of the Fund, Jackson Square Partners, LLC. (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS/RiskMetrics”), a Delaware corporation. to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’ proxy voting activities. If a proxy has been voted for the Fund, ISS/RiskMetrics will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’ recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

The following information replaces the Proxy Voting Guidelines for J.P. Morgan Investment Management, Inc. found on pages B-168 through B-170 in the section titled Appendix B – Proxy Voting Policies:

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Proxy Voting Guidelines. The Board of Trustees has delegated to JPMIM proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and the Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	JPMIM will generally vote against anti-takeover devices.

•	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame.

•

JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMIM votes against proposals for a super-majority vote to approve a merger.

•

JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•

JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMIM votes against proposals to adopt a two tiered compensation structure for board directors. JPMIM generally considers other management compensation proposals on a case-by-case basis.

•

JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case by case basis.

•

JPMIM generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.

•	JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

The following information replaces the information for Delaware Investment Fund Advisers found beginning on page B-280 in the section titled Appendix C – Additional Portfolio Manager Information:

Jackson Square Partners, LLC

The portfolio managers of the Growth Opportunities Fund are Jeffrey S. Van Harte, Christopher J. Bonavico, Christopher M. Ericksen, and Daniel J. Prislin. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Jeffrey S. Van Harte
Registered investment companies**	15	$9.8 billion	2	$2.1 billion
Other pooled investment vehicles	7	$783.6 million	0	$0
Other accounts***	45	$9.4 billion	5	$1.0 billion

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Christopher J. Bonavico
Registered investment companies**	20	$11.9 billion	2	$2.1 billion
Other pooled investment vehicles	12	$2.1 billion	0	$0
Other accounts***	60	$10.8 billion	6	$1.1 billion

Christopher M. Ericksen
Registered investment companies**	14	$9.7 billion	2	$2.1 billion
Other pooled investment vehicles	5	$608.5 million	0	$0
Other accounts***	41	$8.9 billion	3	$743.4 million

Daniel J. Prislin
Registered investment companies**	15	$9.8 billion	2	$2.1 billion
Other pooled investment vehicles	7	$783.6 million	0	$0
Other accounts***	47	$9.4 billion	5	$1.0 billion

*	The information provided is as of May 1, 2014.
**	Does not include the Growth Opportunities Fund.
***	Other accounts include accounts managed in a personal capacity as well as accounts managed in a professional capacity. The personal account information is current as of May 1, 2014.

Ownership of Securities:

As of May 1, 2014, the portfolio managers did not own any shares of the Growth Opportunities Fund.

Conflicts of Interest:

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Jackson Square has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Eight of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Jackson Square’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation:

Jackson Square’s investment professionals have remained together, bound by culture and the unique nature of the team’s research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more ‘sponsors’ who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: 1/3/5 year and since inception.

Aggregate compensation is ultimately driven by revenues, which – in turn – is correlated with AUM, which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more AUM (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members’ ideas are also considered in compensation. Certain employees, including all eight members of the investment team, have equity ownership as part of their compensation.

In terms of the composition of compensation paid to the investment team, it is expected to be a combination of base salary, partnership equity distributions, and discretionary annual bonuses. Jackson Square believes this combination will have the proper incentives to award prudent long term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

The following information replaces similar information pertaining to David G. Herro and Robert A. Taylor for Harris Associates LP found on page B-287 in the section titled Appendix C – Additional Portfolio Manager Information:

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

David G. Herro
Registered investment companies**	9	$37,794,741,870	0	$0
Other pooled investment vehicles	18	$5,140,053,368	0	$0
Other accounts	33	$9,510,878,003	1	$393,483,062

Robert A. Taylor
Registered investment companies**	6	$36,798,008,354	0	$0
Other pooled investment vehicles	23	$6,951,130,288	0	$0
Other accounts	32	$8,247,902,147	0	$0

*	The information provided is as of December 31, 2013.
**	Does not include the Overseas Fund.

The following information replaces similar information pertaining to Larry J. Puglia for T. Rowe Price Associates, Inc. found on page B-316 in the section titled Appendix C – Additional Portfolio Manager Information:

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Larry J. Puglia
Registered investment companies**	8	$6,386.60 million	0	$0
Other pooled investment vehicles	2	$206.25 million	0	$0
Other accounts	20	$7,535.90 million	0	$0

*	The information provided is as of December 31, 2013.
**	Does not include the Blue Chip Growth Fund.

The following information replaces similar information pertaining to Preston G. Athey for T. Rowe Price Associates, Inc. found on page B-316 in the section titled Appendix C – Additional Portfolio Manager Information:

The portfolio manager of the Small Company Value Fund is Preston G. Athey. Effective June 30, 2014, J. David Wagner will replace Mr. Athey as the portfolio manager of the Fund.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Preston G. Athey
Registered investment companies**	7	$12,382.41 million	0	$0
Other pooled investment vehicles	1	$496.12 million	0	$0
Other accounts	8	$490.03 million	0	$0

J. David Wagner
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of December 31, 2013.
**	Does not include the Small Company Value Fund.

The following information replaces similar information pertaining to Brian W.H. Berghuis for T. Rowe Price Associates, Inc. found on page B-317 in the section titled Appendix C – Additional Portfolio Manager Information:

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Brian W.H. Berghuis
Registered investment companies**	7	$33,748.98 million	0	$0
Other pooled investment vehicles	1	$388.21 million	0	$0
Other accounts	6	$1,223.90 million	0	$0

*	The information provided is as of December 31, 2013.
**	Does not include the Mid Cap Growth Equity II Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3001M-14-01

MASSMUTUAL SELECT FUNDS

Supplement dated June 6, 2014 to the

Statement of Additional Information dated April 1, 2014, Revised as of April 3, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

The following information replaces similar information found on page B-45 in the section titled Management of the Trust:

Nabil N. El-Hage	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082
Age: 55
Trustee since 2012
Trustee of 92 portfolios in fund complex

Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School; Director (since 2011), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

The following information replaces similar information found on page B-49 in the section titled Management of the Trust:

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attains the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3001M(RS)-14-01